UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-21059

Aetos Capital Distressed Investment Strategies Fund, LLC

(Exact name of registrant as specified in charter)

c/o Aetos Capital, LLC

875 Third Avenue

New York, NY 10022

(Address of principal executive offices) (Zip code)

Harold Schaaff

Aetos Capital, LLC

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-201-2500

Date of fiscal year end: January 31

Date of reporting period: January 31, 2017

Item 1.	Reports to Stockholders.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

(Delaware Limited Liability Companies)

Financial Statements

January 31, 2017

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period. The Funds’ Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission's website at http://www.sec.gov

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Fund Commentary

For the year ended January 31, 2017

(Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage, fixed income arbitrage and quantitative strategies. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event. Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcies (either entering into or emerging from them). Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place within an expected timeframe. Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy. Quantitative managers pursue a variety of model-driven strategies combining fundamental and technical inputs to identify investment opportunities across asset classes.

For the year ended January 31, 2017, the Fund had a total return of +7.08%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2017, the Fund had an average annual return of +4.17%.

Fixed income arbitrage strategies realized positive performance for the fiscal year. Structured credit positions performed well, with several managers profiting from mortgage put-back litigation related to pre-crisis origination practices (so-called “rep & warranty” trades). Positions in emerging markets were also accretive, with Argentina providing gains in early 2016 as the government resolved its longstanding stalemate with creditors. Yield curve arbitrage was another source of profits, as movements in G-7 bond markets created opportunities to establish positions at compelling entry points.

Event arbitrage strategies were broadly positive during the period. Merger arbitrage strategies delivered gains as managers benefited from a number of large deal completions (including Shell/BG and Charter/Time Warner Cable). However, with increased regulatory scrutiny prior to the US presidential election, deal terminations, declining new deal volumes, and managers taking profits, allocations to the strategy have been reduced. Elsewhere, energy-related credit exposures and European financials contributed gains. In particular, our European event-driven manager, who struggled in early 2016, saw encouraging performance toward the end of 2016 going into 2017 as markets absorbed Brexit and Italian banking system concerns.

Quantitative strategies did not contribute meaningfully to performance. The Fund’s allocation to quantitative strategies has decreased in recent years, with the Fund effecting redemptions from managers pursuing mean reversion, statistical arbitrage and volatility arbitrage strategies and reallocating to opportunities in other areas.

[1]	Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

1

Aetos Capital Distressed Investment Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2017

(Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of credit and distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy, as well as other assets, such as structured products (including RMBS and CMBS) and post-reorganization equities. Managers seek to identify situations where they can buy these securities at a discount to their eventual value because traditional fixed income managers may not want to or be able to own them once they have been downgraded or are in default. The sellers may also not have the expertise and patience to go through a restructuring process. Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the manager must determine the value of the underlying securities, the likely timing and resolution of a restructuring / bankruptcy process and also may need to negotiate with other creditors. Additionally, certain managers express their company-specific and market views through shorting, often with credit default swaps.

For the year ended January 31, 2017, the Fund had a total return of +10.98%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2017, the Fund had an average annual return of +7.89%.

The Fund realized gains during the period as profits were driven by position-specific developments and tailwinds from rising credit markets (BAML High Yield Master II +20.98% and CS Leveraged Loan +11.27%). Long-biased managers outperformed those with lower net exposures as market hedges and standalone short positions were generally unprofitable. Positions in energy-related companies were notable performers (particularly in the coal industry), with rising commodity prices providing a favorable backdrop. Argentina was another contributor, providing gains in early 2016 as the government resolved its longstanding stalemate with creditors. Other contributors to positive performance included crisis-era financial liquidations, positions in media and telecom names (in both bonds and reorg equities) and structured credit.

At this point in the credit cycle, we believe that risk in certain areas is being underpriced as valuations have risen across the high yield universe. Accordingly, we added a short credit manager toward the end of 2016. This investment is tactical and defensive in nature, and is intended to reduce the Fund’s exposure to credit beta. Over the course of 2017, we intend to monitor exposures to beta-sensitive strategies that have performed well but may now be facing lower expected returns at this point in the credit cycle, such as RMBS. We will continue to seek to identify managers who we believe can generate alpha through their ability to source, and oftentimes influence, complex situations with favorable idiosyncratic outcomes.

[1]	Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

2

Aetos Capital Long/Short Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2017

(Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund comprises managers of primarily stock portfolios that are constructed on a bottom-up, fundamental basis.

For the year ended January 31, 2017, the Fund had a total return of +3.77%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2017, the Fund had an average annual return of +4.89%, delivering more than half the performance on an annualized basis of both the S&P 500 (+8.73%) and MSCI ACWI (+7.65%) and outperforming both on a beta-adjusted basis (0.23 beta to both indices since inception).

The Fund’s exposures are generally diversified across sectors, styles and a wide range of other factors, which, over time, broadens sources of potential alpha and helps to avoid painful drawdowns. However, outsized returns to specific factors can still create headwinds, and that was the case during the period, as small-cap equities (Russell 2000 +33.53%), which the Fund tended to be short, outperformed large-cap equities (Russell 1000 +20.81%). The Fund was also hurt by a short-cyclicals bias as certain sectors including energy, industrials and materials outperformed following the US presidential election.

Longs performed in line with markets on an aggregate basis. Energy, particularly North American services and Texas-focused E&P companies, were among the Fund’s top winners. Emerging market companies, in industries ranging from banking to education to transportation logistics, also contributed gains. Elsewhere, cable and broadband infrastructure were accretive, benefiting from industry consolidation and growth in network connectivity. Notably, two of our managers generated substantial alpha after effecting positive changes in corporate governance in a commonly-held software company.

Shorts were challenging, particularly after the US presidential election. Although our managers have generally maintained their exposures, many have removed or reduced exposure to companies that are likely to benefit from corporate deregulation and corporate tax reform in the US (particularly in industries including energy, financials, healthcare and TMT).

Despite challenges during the period, we believe the Fund remains well positioned to achieve our goal of compounding positive performance through alpha generation and, despite a challenging year, believe that making broad changes to neutralize moderate biases would likely be an overreaction to recent short-term market moves, especially given the outsized nature of certain relative factor performances.

[1]	Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

3

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of
Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Aetos Capital Distressed Investment Strategies Fund, LLC
Aetos Capital Long/Short Strategies Fund, LLC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in members’ capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, and Aetos Capital Long/Short Strategies Fund, LLC (hereafter referred to as the “Funds”) as of January 31, 2017, the results of each of their operations and cash flows for the year then ended, the changes in each of their members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in portfolio funds as of January 31, 2017 by correspondence with the underlying portfolio funds’ managers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 30, 2017

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

4

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2017

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Investments in Portfolio Funds***
Event Driven Arbitrage
Davidson Kempner Partners	$97,111,095	18.18%	Semi-Annual
Farallon Capital Offshore Investors, Inc.	98,425,075	18.42	Semi-Annual*
Governors Lane Onshore Fund LP	37,622,238	7.04	Quarterly**
Luxor Capital Partners Liquidating SPV, LLC	1,479,855	0.28	Liquidating
Oceanwood Opportunities Fund L.P.	65,278,139	12.22	Quarterly
Total Event Driven Arbitrage	299,916,402	56.14

Fixed Income Arbitrage
FFIP, L.P.	97,554,544	18.26	Annual*
Parsec Trading Corp.	58,314,375	10.92	Monthly
Total Fixed Income Arbitrage	155,868,919	29.18

Long/Short Credit
DW Catalyst Onshore Fund, LP	41,595,679	7.79	Quarterly*
Sound Point Credit Opportunities Fund, L.P.	30,414,546	5.69	Quarterly**
Total Long/Short Credit	72,010,225	13.48

The accompanying notes are an integral part of the financial statements

5

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments (Concluded)

January 31, 2017

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Total investments in Portfolio Funds (cost $373,751,721)	527,795,546	98.80

Money Market Investment
JPMorgan U.S. Government Money Market Fund,
Agency Shares, 0.01%(2) (Shares 19,129,032)	19,129,032	3.58

Total investments (cost $392,880,753)	$546,924,578	102.38%

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

** All or a portion of the investment is subject to lock-up provision.

*** Non-income producing investments.

1 Percentages are based on Members’ Capital of $534,213,150.

2 Rate disclosed is the 7-day effective yield as of 01/31/17.

The aggregate cost of investments for tax purposes was $494,729,606. Net unrealized appreciation on investments for tax purposes was $52,194,972 consisting of $67,008,337 of gross unrealized appreciation and $14,813,365 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 98.80% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements

6

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2017

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Investments in Portfolio Funds***
Distressed - Long Biased
AG Mortgage Value Partners, L.P.	$44,504,834	10.87%	Quarterly*
Centerbridge Credit Partners, L.P.	53,881,857	13.16	Bi-Annual**
Davidson Kempner Distressed Opportunities Fund LP	54,403,585	13.29	Annual
Marble Ridge LP	15,587,948	3.81	Quarterly**
Silver Point Capital Fund, L.P.	1,121,548	0.28	Side Pockets Only
Watershed Capital Partners, L.P.	6,993,854	1.71	Liquidating
Total Distressed - Long Biased	176,493,626	43.12

Distressed - Variable Biased
Anchorage Capital Partners, L.P.	78,702,626	19.22	Annual**
Aurelius Capital Partners, LP	63,148,300	15.43	Semi-Annual*
King Street Capital, L.P.	50,882,363	12.43	Quarterly*
Total Distressed - Variable Biased	192,733,289	47.08

Distressed - Short Biased Credit
Anchorage Short Credit Fund, L.P.	7,034,975	1.72	Monthly
Total Distressed - Short Biased Credit	7,034,975	1.72

Total investments in Portfolio Funds (cost $243,164,399)	376,261,890	91.92

Money Market Investment
JPMorgan U.S. Government Money Market Fund,
Agency Shares, 0.01%(2) (Shares 13,760,468)	13,760,468	3.36

Total investments (cost $256,924,867)	$390,022,358	95.28%

The accompanying notes are an integral part of the financial statements

7

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments (Concluded)

January 31, 2017

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

** All or a portion of the investment is subject to lock-up provision.

*** Non-income producing investments except for AG Mortgage Value Partners, L.P.

1 Percentages are based on Members’ Capital of $409,325,947.

2 Rate disclosed is the 7-day effective yield as of 01/31/17.

The aggregate cost of investments for tax purposes was $335,230,949. Net unrealized appreciation on investments for tax purposes was $54,791,409 consisting of $66,246,381 of gross unrealized appreciation and $11,454,972 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 91.92% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements

8

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2017

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Investments in Portfolio Funds***
Directional Equity
Egerton Capital Partners, L.P.	$74,218,460	8.09%	Monthly
Sachem Head LP	42,482,487	4.63	Quarterly*
Sansar Capital Holdings, Ltd	39,632	0.00	Liquidating
Spindrift Partners, L.P.	138,673	0.02	Side Pockets Only
Total Directional Equity	116,879,252	12.74

Equity Hedged - Generalist
Conatus Capital Partners LP	68,759,712	7.50	Quarterly
Eminence Partners, L.P.	72,094,761	7.86	Quarterly**
Eton Park Fund, L.P.	54,322,198	5.93	Quarterly*
Highfields Capital II LP	53,277,600	5.81	Semi Annual**
MW TOPS Fund	74,498,122	8.12	Monthly
Route One Fund I, L.P.	6,214,144	0.68	Annual*
Turiya Fund LP	74,326,832	8.10	Quarterly*
Viking Global Equities LP	94,214,605	10.27	Annual
Total Equity Hedged - Generalist	497,707,974	54.27

The accompanying notes are an integral part of the financial statements

9

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments (Concluded)

January 31, 2017

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Equity Hedged - Sector Specialist
Cadian Fund LP	37,784,942	4.12	Quarterly*
Crescent Park Partners, L.P.	35,165,256	3.83	Semi-Annual*
Encompass Capital Fund L.P.	45,017,038	4.91	Quarterly*
Long Pond Capital QP Fund, LP	64,807,246	7.07	Quarterly*
North River Partners, L.P.	73,780,920	8.04	Quarterly
Total Equity Hedged - Sector Specialist	256,555,402	27.97

Short-Biased Equity
Copper River Partners, L.P.	169,957	0.02	Liquidating
Kriticos International Limited	37,945,585	4.14	Quarterly**
Total Short-Biased Equity	38,115,542	4.16

Total investments in Portfolio Funds (cost $708,302,118)	909,258,170	99.14

Money Market Investment
JPMorgan U.S. Government Money Market Fund,
Agency Shares, 0.01%(2) (Shares 21,737,188)	21,737,188	2.37

Total investments (cost $730,039,306)	$930,995,358	101.51%

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

** All or a portion of the investment is subject to lock-up provision.

*** Non-income producing investments.

1 Percentages are based on Members’ Capital of $917,167,303.

2 Rate disclosed is the 7-day effective yield as of 01/31/17.

The aggregate cost of investments for tax purposes was $812,285,399. Net unrealized appreciation on investments for tax purposes was $118,709,959 consisting of $130,583,429 of gross unrealized appreciation and $11,873,470 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 99.14% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements

10

Statements of Assets and Liabilities

January 31, 2017

		Aetos Capital
	Aetos Capital	Distressed	Aetos Capital
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Assets
Investments in Portfolio Funds and Money Market Investment, at cost	$392,880,753	$256,924,867	$730,039,306
Investments in Portfolio Funds and Money Market Investment, at value	$546,924,578	$390,022,358	$930,995,358
Investments in Portfolio Funds, in advance	—	16,000,000	—
Cash	10,664	5,698	11,479
Receivable for sale of investments	275,952	9,013,773	562,815
Receivable for income distribution from Portfolio Fund	—	1,143,739	—
Accrued income	8,476	5,254	9,644
Total assets	547,219,670	416,190,822	931,579,296

Liabilities
Redemptions of Interests payable	12,274,525	6,207,345	13,498,236
Investment management fees payable	334,092	255,989	573,588
Professional fee payable	362,480	369,250	295,230
Board of Managers’ fees payable	18,575	18,575	18,575
Other accrued expenses	16,848	13,716	26,364
Total liabilities	13,006,520	6,864,875	14,411,993

Net Members’ Capital	$534,213,150	$409,325,947	$917,167,303

Members’ Capital
Net capital	$380,169,325	$276,228,456	$716,211,251
Net unrealized appreciation on investment in
Portfolio Funds	154,043,825	133,097,491	200,956,052
Members’ Capital	$534,213,150	$409,325,947	$917,167,303

The accompanying notes are an integral part of the financial statements

11

Statements of Operations

For the year ended January 31, 2017

		Aetos Capital
	Aetos Capital	Distressed	Aetos Capital
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Investment income:
Dividends from money market funds	$58,856	$43,231	$67,196
Income distribution from Portfolio Fund	—	2,406,284	—
Total investment income	58,856	2,449,515	67,196

Expenses:
Investment management fees	4,224,600	3,078,424	7,122,907
Administration fees	395,803	287,587	669,371
Board of Managers’ fees	74,300	74,300	74,300
Professional fees	581,487	449,587	393,105
Custodian fees	76,936	59,339	114,956
Registration fees	27,252	17,596	30,737
Printing fees	11,542	11,542	11,542
Other expenses	11,215	11,016	8,406
Total expenses	5,403,135	3,989,391	8,425,324
Net investment loss	(5,344,279)	(1,539,876)	(8,358,128)

Net realized gain on Portfolio Funds sold	65,266,390	48,346,614	101,246,279

Net change in unrealized appreciation on investments in Portfolio Funds	(22,217,681)	(5,001,506)	(60,603,567)
Net increase in Members’ Capital derived from investment activities	$37,704,430	$41,805,232	$32,284,584

The accompanying notes are an integral part of the financial statements

12

Statements of Changes in Members’ Capital

For the year ended January 31, 2016 and January 31, 2017

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC		Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/16–	2/1/15–	2/1/16–	2/1/15–
	1/31/17	1/31/16	1/31/17	1/31/16
From investment activities:
Net investment loss	$(5,344,279)	$(6,537,937)	$(1,539,876)	$(1,382,298)
Net realized gain/(loss) on Portfolio Funds sold	65,266,390	(9,197,910)	48,346,614	13,715,797
Net change in unrealized appreciation on investments in Portfolio Funds	(22,217,681)	(6,943,311)	(5,001,506)	(33,275,706)
Net increase/(decrease) in Members’ Capital derived from investment activities	37,704,430	(22,679,158)	41,805,232	(20,942,207)

Distributions:
Tax withholding on behalf of foreign investors	(341,406)	(895,729)	(335,340)	(279,016)
Refund of tax withholding on behalf of foreign investors	—	—	94,172	1,478
Total distributions	(341,406)	(895,729)	(241,168)	(277,538)

Members’ Capital transactions:
Proceeds from sales of Interests (1)	43,167,445	30,313,493	31,497,540	15,226,190
Repurchase of Interests (2)	(187,043,504)	(99,326,855)	(100,909,714)	(58,339,274)
Net decrease in Members’ Capital derived from capital transactions	(143,876,059)	(69,013,362)	(69,412,174)	(43,113,084)
Net decrease in Members’ Capital	(106,513,035)	(92,588,249)	(27,848,110)	(64,332,829)
Members’ Capital at beginning of year	640,726,185	733,314,434	437,174,057	501,506,886
Members’ Capital at end of year	$534,213,150	$640,726,185	$409,325,947	$437,174,057

(1) Proceeds from sales of Interests during the year 2/1/16 – 1/31/17 include transfers amongst the Funds.

(2) Repurchases of Interests during the years 2/1/15 – 1/31/16 and 2/1/16 - 1/31/17 include transfers amongst the Funds.

The accompanying notes are an integral part of the financial statements

13

Statements of Changes in Members’ Capital (Concluded)

For the year ended January 31, 2016 and January 31, 2017

	Aetos Capital Long/Short Strategies Fund, LLC
	2/1/16–	2/1/15–
	1/31/17	1/31/16
From investment activities:
Net investment loss	$(8,358,128)	$(10,317,938)
Net realized gain on Portfolio Funds sold	101,246,279	52,248,849
Net change in unrealized appreciation on investments in Portfolio Funds	(60,603,567)	(28,341,029)
Net increase in Members’ Capital derived from investment activities	32,284,584	13,589,882

Distributions:
Tax withholding on behalf of foreign investors	(961,813)	(2,001,793)
Refund of tax withholding on behalf of foreign investors	8	34
Total distributions	(961,805)	(2,001,759)

Members’ Capital transactions:
Proceeds from sales of Interests (1)	46,288,729	32,810,570
Repurchase of Interests (2)	(212,453,500)	(145,317,139)
Net decrease in Members’ Capital derived from capital transactions	(166,164,771)	(112,506,569)
Net decrease in Members’ Capital	(134,841,992)	(100,918,446)
Members’ Capital at beginning of year	1,052,009,295	1,152,927,741
Members’ Capital at end of year	$917,167,303	$1,052,009,295

(1) Proceeds from sales of Interests during the years 2/1/15 – 1/31/16 and 2/1/16 – 1/31/17 include transfers amongst the Funds.

(2) Repurchases of Interests during the year 2/1/16 - 1/31/17 include transfers amongst the Funds.

The accompanying notes are an integral part of the financial statements

14

Statements of Cash Flows

For the year ended January 31, 2017

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC
Cash Flows provided by Operating Activities
Net increase in Members’ Capital derived from investment activities	$37,704,430	$41,805,232	$32,284,584
Adjustments to reconcile net increase in Members’ Capital derived from investment activities to net cash provided by operating activities
Purchases of Portfolio Funds	(81,640,832)	(44,750,000)	(45,143,284)
Net (Purchases)/Sales of Money Market Investments	4,815,392	3,864,879	(9,850,621)
Sales of Portfolio Funds	217,524,195	107,307,834	221,459,006
Net gain on Portfolio Funds sold	(65,266,390)	(48,346,614)	(101,246,279)
Net change in unrealized appreciation on Investments in Portfolio Funds	22,217,681	5,001,506	60,603,567
Decrease in receivable for income distribution from Portfolio Fund	—	489,293	—
Increase in accrued income	(6,361)	(3,924)	(8,805)
Decrease in investment management fees payable	(66,612)	(17,416)	(84,329)
Increase in Board of Managers’ fees payable	1,400	1,400	1,400
Increase/(Decrease) in professional fees and other accrued expenses	132,923	(7,195)	19,939
Net cash provided by operating activities	135,415,826	65,344,995	158,035,178

Distributions
Tax withholding on behalf of foreign investors	(500,099)	(370,597)	(1,662,876)
Refund of tax withholding on behalf of foreign investors	—	94,172	8
Tax withholding on behalf of foreign investors	(500,099)	(276,425)	(1,662,868)

Cash Flows From Financing Activities
Proceeds from sales of Interests	42,867,445	31,297,540	45,788,729
Repurchases of Interests	(177,772,508)	(96,360,412)	(202,149,560)
Net cash used in financing activities	(134,905,063)	(65,062,872)	(156,360,831)

Net increase in cash	10,664	5,698	11,479
Cash, beginning of year	—	—	—
Cash, end of year	$10,664	$5,698	$11,479

The accompanying notes are an integral part of the financial statements

15

Financial Highlights

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC
	2/1/16 - 1/31/17	2/1/15 - 1/31/16	2/1/14 - 1/31/15	2/1/13 - 1/31/14	2/1/12 - 1/31/13

Total return(1)	7.08%	(3.21%)	1.16%	7.30%	9.20%

Net assets, end of period (000's)	$534,213	$640,726	$733,314	$752,547	$852,362

Ratios to average net assets:
Expenses(2)(3)	0.95%	0.89%	0.89%	0.88%	0.89%

Net investment loss	(0.94%)	(0.89%)	(0.89%)	(0.88%)	(0.89%)

Portfolio turnover rate	14.96%	2.85%	0.00%	0.00%	9.20%

	Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/16 - 1/31/17	2/1/15 - 1/31/16	2/1/14 - 1/31/15	2/1/13 - 1/31/14	2/1/12 - 1/31/13

Total return(1)	10.98%	(4.30%)	3.06%	11.66%	13.06%

Net assets, end of period (000's)	$409,326	$437,174	$501,507	$510,864	$525,779

Ratios to average net assets:
Expenses(2)(3)	0.97%	0.94%	0.95%	0.94%	0.94%

Net investment income/(loss)	(0.37%)	(0.28%)	(0.40%)	0.19%	(0.54%)

Portfolio turnover rate	7.30%	0.37%	0.00%	2.46%	6.32%

	Aetos Capital Long/Short Strategies Fund, LLC
	2/1/16 - 1/31/17	2/1/15 - 1/31/16	2/1/14 - 1/31/15	2/1/13 - 1/31/14	2/1/12 - 1/31/13

Total return(1)	3.77%	0.90%	9.18%	10.86%	4.49%

Net assets, end of period (000's)	$917,167	$1,052,009	$1,152,928	$1,096,591	$824,353

Ratios to average net assets:
Expenses(2)(3)	0.88%	0.87%	0.87%	0.89%	0.87%

Net investment loss	(0.87%)	(0.87%)	(0.87%)	(0.89%)	(0.87%)

Portfolio turnover rate	4.83%	13.87%	14.44%	17.93%	2.98%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.

(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.

(3)	The expense ratios do not include the Program Fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements

16

Notes to Financial Statements

January 31, 2017

1. Organization

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, and the Aetos Capital Long/Short Strategies Fund, LLC (collectively the “Funds” and individually a “Fund”) were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). Each Fund is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) (“Portfolio Funds”) that utilize a variety of alternative investment strategies that seek to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The Funds operate under a master fund/feeder fund structure. Feeder Funds invest substantially all of their investable assets in the Funds. As of January 31, 2017 the Feeder Funds’ beneficial ownership of their corresponding Master Funds’ members’ capital are 85%, 89%, 91% , 2%, 2% and 1%, for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund, Aetos Capital Distressed Investment Strategies Cayman Fund, Aetos Capital Long/Short Strategies Cayman Fund, Aetos Capital Multi-Strategy Arbitrage Cayman Fund II, Aetos Capital Distressed Investment Strategies Cayman Fund II and Aetos Capital Long/Short Strategies Cayman Fund II respectively. The Investment Manager may receive an additional management fee and/or an incentive fee at the feeder fund level.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

17

Notes to Financial Statements (continued)

1. Organization (continued)

The Funds may offer, from time to time, to repurchase outstanding members’ interests (“Interests”) pursuant to written tenders by members. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December. However, repurchase offers will only be made at such times and on such terms as may be determined by the Funds’ Board of Managers (the “Board”) in its sole discretion.

Interests may be purchased on the first business day of each calendar month or at such other times as may be determined by the Board.

2. Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates, and such differences could be material.

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Investment Manager has established a Valuation Committee that has oversight responsibility for the valuation of each of the Funds’ investments in Portfolio Funds. Members of the Valuation Committee include key members of the Investment Manager’s Senior Management, Compliance, Due Diligence and Risk Management teams.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. As a general matter, the fair value of the Funds’ interests in Portfolio Funds will represent the amount that the Funds could reasonably expect to receive from the Portfolio Funds if the Funds’ interests were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is determined and that the Funds believe to be reliable.

18

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds and any restrictions on or illiquidity of the interests in the Portfolio Funds, in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts a Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments in open-end registered investment companies are valued at net asset value (“NAV”).

The FASB issued ASC Topic 820, Fair Value Measurements and Disclosures which establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly the fair value hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation. The levels of the fair value hierarchy under FASB ASC Topic 820-10-35-39 to 55 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

•	Level 3 – Inputs that are unobservable.

Inputs broadly refer to assumptions that market participants use to make valuation decisions, including assumptions about risk. ASC Topic 820-10-35-59 permits the Investment Manager to estimate the fair value of the investments in the Portfolio Funds at the net asset value reported by the Portfolio Funds if the net asset value is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services – Investment Companies. The Investment Manager evaluates each Portfolio Fund individually to determine that its net asset value is calculated in a manner consistent with ASC 946.

19

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The Investment Manager also considers whether an adjustment to the net asset value reported by the Portfolio Fund is necessary based upon various factors, including, but not limited to, the attributes of the interest in the Portfolio Fund held, including the rights and obligations, and any restrictions on or illiquidity of such interests, and the fair value of such Portfolio Fund’s investment portfolio or other assets and liabilities. The net asset value reported by the Portfolio Funds may be based upon unobservable inputs and a significant change in those unobservable inputs could result in a significantly lower or higher reported net asset value reported for such Portfolio Funds.

Valuations reflected in this report are as of the report date. As a result, changes in the valuation due to market events and/or issuer related events after the report date and prior to the issuance of the report are not reflected herein.

The following table presents information about the level within the fair value hierarchy at which the Funds’ investments are measured as of January 31, 2017:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$527,795,546
Money Market Investment	19,129,032	—	—	19,129,032
Total Investments	$19,129,032	$—	$—	$546,924,578

Aetos Capital Distressed Investment Strategies Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$376,261,890
Money Market Investment	13,760,468	—	—	13,760,468
Total Investments	$13,760,468	$—	$—	$390,022,358

Aetos Capital Long/Short Strategies Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$909,258,170
Money Market Investment	21,737,188	—	—	21,737,188
Total Investments	$21,737,188	$—	$—	$930,995,358

(1) In accordance with ASU 2015-07 investments in Portfolio Funds that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

20

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

C. Fund Income and Expenses

Expenses are recorded on an accrual basis. Each Fund bears its own expenses including, but not limited to, any taxes and investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

Dividend income is recorded on the ex-dividend date.

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Funds withhold and pay taxes on foreign Members’ share of U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination, the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant. Such withholdings are recorded as distributions in the Statements of Changes in Members’ Capital, and are allocated to the individual Members’ Capital accounts to which they apply and are not an expense of the Funds.

The Investment Manager applies the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Investment Manager to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. However, the Investment Manager's conclusions regarding Accounting for Uncertainty in Income Taxes may be subject to review and adjustment at a later date based on on-going analyses of tax laws, regulations and interpretations thereof and other factors. Each of the Fund's federal, state and local tax returns for all open tax years remains subject to examination by the Internal Revenue Service and local tax authorities.

E. Distribution Policy

The Funds have no present intention of making periodic distributions of their net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

21

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

G. Cash

Cash is defined as cash on deposit at financial institutions.

H. New Accounting Pronouncements

In November 2016 the FASB issued Accounting Standards Update (“ASU”) 2016-18, Restricted Cash. This update requires the Statements of Cash Flows to explain the change during the period in total cash, cash equivalents and amounts generally described as restricted cash. As a result, amounts generally described as restricted cash should be included with cash and cash equivalents when reconciling the beginning and ending total amounts shown on the Statements of Cash Flows. The update is effective for fiscal years beginning after December 15, 2018. Management does not expect the adoption of this guidance to have a material effect on the financial statements.

3. Investment Manager Fee, Related Party Transactions and Other

The Funds pay the Investment Manager a monthly management fee (the “Management Fee”) at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager may also be paid a Program Fee outside of the Funds for services rendered to investors. The Program Fee is paid directly by the investors at an annual rate of up to 0.50% of an investor’s assets in the Funds. The Program Fee may also include an annual performance-based incentive fee outside of the Funds based on the return of an investor’s account with the Investment Manager.

During the period January 1, 2016 through July 31, 2016 HedgeServ Limited, acted as administrator of the Funds. Effective August 1, 2016 HedgeServ (Cayman) Ltd., a limited company incorporated in the Cayman Islands, acts as administrator (the “Administrator”) of the Funds. In consideration for such services, the Funds pay the Administrator a monthly fee based on their combined prior month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million, 0.07% on net assets between $500 million and $750 million and 0.06% on net assets over $750 million, and will reimburse the Administrator for certain out-of-pocket expenses. Each fund is allocated its pro-rata share of the monthly fee based upon its prior month-end members capital adjusted for capital activity.

22

Notes to Financial Statements (continued)

3. Investment Manager Fee, Related Party Transactions and Other (continued)

JPMorgan Chase Bank, N.A. acts as the custodian (the “Custodian”) for the Funds’ assets. In consideration for such services, each Fund pays the Custodian a monthly fee, based on month-end assets under management, at an annual rate of up to 0.01%. Each Fund also pays the Custodian an annual fee of $7,500 per Cayman Feeder Fund to act as qualified Custodian for each Cayman feeder fund.

Each Member of the Board who is not an “interested person” of the Funds as defined by the 1940 Act receives an annual retainer of $53,000 and regular quarterly meeting fees of $5,000 per meeting (additional meeting fees are $500 per meeting). The chairman of the audit committee receives an additional annual retainer of $3,900. Any Member of the Board of Managers who is an “interested person” does not receive any annual or other fee from the Funds. All Members of the Board of Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members’ respective investment percentages.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, use of leverage and swap contracts. The Funds’ risk of loss in these Portfolio Funds is limited to the value of their investments in the Portfolio Funds.

5. Risk Factors

Limitations on the Funds’ ability to withdraw their assets from Portfolio Funds may limit the Funds’ ability to repurchase their Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually, annually or biannually. Many Portfolio Funds may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate.” In instances where the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations may significantly limit the Funds’ ability to repurchase their Interests.

23

Notes to Financial Statements (continued)

5. Risk Factors (continued)

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain fixed income strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Portfolio Funds in which the Funds invest may invest all or a portion of their assets in securities which are illiquid or are subject to an anticipated event. These Portfolio Funds may create "side pockets" in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Portfolio Fund’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the investment fund’s regular series or classes of shares. Should the Funds seek to liquidate their investment in a Portfolio Fund that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Funds might not be able to fully liquidate their investments without delay, which could be considerable. In such cases, during the period until the Funds are permitted to fully liquidate the investment in the Portfolio Fund, the value of the investment could fluctuate.

The Portfolio Funds may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes a Portfolio Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the Portfolio Fund not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Portfolio Fund’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of a Portfolio Fund’s assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund.

The Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Fund's net asset value.

24

Notes to Financial Statements (continued)

5. Risk Factors (continued)

The Portfolio Funds may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio Fund. Such concentrations may subject the Portfolio Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds invest in a limited number of Portfolio Funds and such concentrations may result in additional risk. Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Investment Transactions

For the year ended January 31, 2017, purchases and sales of Portfolio Funds were as follows:

Fund	Purchases	Sales
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$81,640,832	$216,745,612
Aetos Capital Distressed Investment Strategies Fund, LLC	28,750,000	115,164,668
Aetos Capital Long/Short Strategies Fund, LLC	45,143,284	220,948,744

7. Investments

As of January 31, 2017, collectively the Funds had investments in thirty-eight Portfolio Funds, none of which were related parties. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1.0% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds generally provide for periodic redemptions, with lock-up provisions ranging up to 3 years from initial investment.

25

Notes to Financial Statements (continued)

7. Investments (continued)

The liquidity provisions shown in the following tables apply after any applicable lock-up provisions. Further liquidity detail is also provided in the Schedule of Investments.

	Number of Portfolio Funds	% of Total Portfolio Funds

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	1	11.05%
Funds allowing quarterly withdrawals (notice periods ranging from 60 to 90 days)	4	33.14%
Funds allowing semi-annual withdrawals (notice periods ranging from 60 to 65 days)	2	37.05%
Funds allowing annual withdrawals (notice period of 60 days)	1	18.48%
Funds in liquidation	1	0.28%

	Number of Portfolio Funds	% of Total Portfolio Funds

Aetos Capital Distressed Investment Strategies Fund, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	1	1.87%
Funds allowing quarterly withdrawals (notice periods ranging from 65 to 90 days)	3	29.49%
Funds allowing semi-annual withdrawals (notice period of 65 days)	1	16.78%
Funds allowing annual withdrawals (notice periods ranging from 65 to 90 days)	2	35.38%
Funds allowing bi-annual withdrawals (notice period of 90 days)	1	14.32%
Funds fully comprised of side-pocket investments	1	0.30%
Funds in liquidation	1	1.86%

	Number of Portfolio Funds	% of Total Portfolio Funds

Aetos Capital Long/Short Strategies Fund, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	2	16.35%
Funds allowing quarterly withdrawals (notice periods ranging from 30 to 65 days)	10	62.83%
Funds allowing semi-annual withdrawals (notice period of 60 days)	2	9.73%
Funds allowing annual withdrawals (notice periods ranging from 45 to 75 days)	2	11.05%
Funds fully comprised of side-pocket investments	1	0.02%
Funds in liquidation	2	0.02%

26

Notes to Financial Statements (continued)

8. Commitments

Through March 1, 2017, the Funds had made the following commitments to purchase Portfolio Funds and made the following redemption requests from Portfolio Funds, which are effective February 1, 2017 through March 31, 2017:

Fund	Purchases	Amount

Aetos Capital Distressed Investment Strategies Fund, LLC
	Anchorage Short Credit Fund, LP	$6,000,000
	Marble Ridge LP	10,000,000
		$16,000,000

Fund	Redemptions	Amount

Aetos Capital Distressed Investment Strategies Fund, LLC
	AG Mortgage Value Partners, L.P.	$44,504,834
	Anchorage Capital Partners, L.P.	8,000,000
		$52,504,834

Aetos Capital Long/Short Strategies Fund, LLC
	Conatus Capital Partners LP	$68,759,712

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
	DW Catalyst Onshore Fund, LP	$14,558,195
	Parsec Trading Corp.	7,000,000
		$21,558,195

9. Subsequent Events

Through March 1, 2017, the Funds made no repurchases of Interests and received the following contributions:

Fund	Amount
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$819,436
Aetos Capital Distressed Investment Strategies Fund, LLC	415,602
Aetos Capital Long/Short Strategies Fund, LLC	855,438

27

Notes to Financial Statements (continued)

9. Subsequent Events (continued)

The following table summarizes the repurchase requests received by the Funds subsequent to January 31, 2017, all of which are effective March 31, 2017:

Fund	Number of Investors	Estimated Redemption Amount Subsequent to 01/31/17	% of Members’ Capital
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	16	$25,943,229	4.86%
Aetos Capital Distressed Investment Strategies Fund, LLC	17	$57,261,566	13.99%
Aetos Capital Long/Short Strategies Fund, LLC	15	$10,339,160	1.13%

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2017.

28

Managers and Officers of the Funds (unaudited)

Name, Address(1), Age	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years/Other Directorships(3) Held by Board Member	Number of Funds in the Fund Complex Overseen by Manager(4)
Independent Managers:
Ellen Harvey 62	Manager	Since 2002	Principal, Lindsey Criswell LLC, July 2008-Present; Managing Director, Miller Investment Management, September 2008-Present; Trustee of Cutwater Select Income Fund, March 2010-Present; Trustee of Managed Duration Investment Grade Municipal Fund, November 2016-Present	3
Pierre de Saint Phalle 68	Manager	Since 2002	Managing Director, Promontory Financial Group, May 2006-November 2016.	3
Warren J. Olsen 60	Manager	Since 2003	Chairman and Chief Investment Officer, SCB Global Capital Management, July 2014-Present; Chairman and Chief Investment Officer, First Western Investment Management, September 2002-July 2014	3
Interested Managers:
Michael Klein(5) 58	Manager and President	Since 2003	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present; Director/Trustee of certain funds in the Morgan Stanley Fund Complex, August 2006-Present	3
Officers:
Anne Casscells 58	Chief Investment Officer	Since 2002	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, October 2001- Present.	N/A
Scott Sawyer 48	Treasurer	Since 2004	Director, Aetos Capital, LLC, August 2004- Present	N/A
Harold J. Schaaff 56	Vice President and Secretary	Since 2001	General Counsel and Managing Director, Aetos Capital, LLC, March 2001-Present.	N/A

(1)	Each Manager can be contacted by writing to Aetos Capital, LLC 875 Third Avenue, New York, NY 10022.
(2)	Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)	The “Fund Complex” consists of all registered investment companies for which Aetos Alternatives Management, LLC or any of its affiliates serves as investment adviser.
(5)	Mr. Klein is considered to be an “interested person” of the Fund as defined in the 1940 Act because he is a Co-President of Aetos Alternatives Management, LLC.

29

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer. The registrant amended its code of ethics effective October 2016 to include references to software used in the administration of the code of ethics. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Warren J. Olsen. Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (“PwC”) Related to the Fund.

PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

		Fiscal 2017			Fiscal 2016

		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$33,900	$0	$0	$34,200	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (2)	$237,340	$0	$0	$265,770	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees relate to preparation of federal and state tax returns.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund’s investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for Fiscal 2017 and Fiscal 2016, respectively.

(h)	During the past fiscal year no non-audit services were provided by the registrant’s principal accountant to either the registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Aetos Alternatives Management, LLC

Proxy Voting Policy

I.	Introduction

This policy sets forth Aetos Alternatives Management, LLC (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

II.	Routine Corporate Matters

AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Appointment or election of auditors;

(ii)	Routine elections or re-elections of directors;

(iii)	Director’s liability and indemnification;

(iv)	General updating/corrective amendments to charter;

(v)	Name changes;

(vi)	Elimination of cumulative voting; and

(vii)	Elimination of preemptive rights.

III.	Issues Having the Potential for Major Economic Impact

A.	AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which eliminate other classes of stock and voting rights;

(ii)	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;

(iii)	Stock purchase plans with an exercise price of not less than 85% of fair market value;

(iv)	Stock option plans that are incentive based and not excessive;

(v)	Other stock-based plans which are appropriately structured;

(vi)	Reductions in supermajority vote requirements; and

(vii)	Adoption of anti-greenmail provisions.

B.	AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;

(ii)	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;

(iii)	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;

(iv)	Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;

(v)	Classified boards of directors;

(vi)	Reincorporation into a state which has more stringent anti-takeover and related provisions;

(vii)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

(viii)	Excessive compensation or non-salary compensation related proposals;

(ix)	Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and

(x)	“Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

IV.	Social and Corporate Responsibility Issues

AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.	Conflict of Interests

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.	Proxy Voting Record Retention

AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII.	Proxy Administration

The decision on how to vote a proxy will generally be made by the investment professional responsible for the security requesting a shareholder vote. The investment professional will consult with the Compliance Officer prior to making any such determination, and the Compliance Officer will determine if the proposed vote is consistent with the policies set forth in II-IV above, in which case no further action is required, or the proposed vote is not in compliance with these guidelines or presents a conflict, in which case the proxy will be reviewed with senior management, who will determine the appropriate vote.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1)

Investment Management Team

Name & Title (Years of Service)
Jonathan Bishop Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (3)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, 2014 – Present; Director and Portfolio Manager, Aetos Alternatives Management LLC, since prior to 2012 – 2013.

Anne Casscells Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC (15)	Co-President and Chief Investment Officer, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, October 2001- Present.
James Gibbons Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (15)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, July 2002 - Present.

Michael Klein Managing Director, Aetos Alternatives Management, LLC (15)	Co-President , Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present.
Andrew Walling Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (3)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, 2014 – Present; Director and Portfolio Manager, Aetos Alternatives Management LLC, since prior to 2012 – 2013.

(a)(2)(i), (ii), (iii)

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of January 31, 2017.

Jonathan Bishop Anne Casscells James Gibbons Michael Klein Andrew Walling	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts where Advisory Firm’s Fee is Based on Account Performance	Total Assets in Accounts where Advisory Firm’s Fee is Based on Account Performance ($ million)
Registered Investment Companies	2	$1,451	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	12	$7,891	3	$437

(a)(2)(iv)

Material Conflicts of Interest

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds. The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(a)(3)

Description of Compensation

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus. Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria. Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm. Officers are also eligible to share in the net profits of the business under a profit participation plan.  Participation amounts are determined on the basis of performance and contribution. In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

(a)(4)

Ownership of Securities

As of January 31, 2017 the portfolio managers owned Interests of the Fund as follows:

Jonathan Bishop	None
Anne Casscells	$100,001-500,000
James Gibbons	$100,001-500,000
Michael Klein	$100,001-500,000
Andrew Walling	None

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable as Interests of the Fund are not registered pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant’s last proxy solicitation.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aetos Capital Distressed Investment
Strategies Fund, LLC

/s/ Michael F. Klein
By (Signature and Title)*	Michael F. Klein, President

Date: 4/05/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 4/05/17
/s/ Scott D. Sawyer
By (Signature and Title)*	Scott D. Sawyer, Treasurer

Date: 4/05/17

* Print the name and title of each signing officer under his or her signature.